COMPANY DATA:
                  COMPANY CONFORMED NAME:      AQUA VIE BEVERAGE CORP
                  CENTRAL INDEX KEY:                          0001068104
                  STANDARD INDUSTRIAL CLASSIFICATION: [6770]
                  IRS NUMBER:                                 820506425
                  STATE OF INCORPORATION:                     Del
                  FISCAL YEAR END:                            0731

         FILING VALUES:
                  FORM TYPE:        DEF 14C
                  SEC ACT:          1934 Act
                  SEC FILE NUMBER:  0-24801
                  FILM NUMBER:      2501577

         BUSINESS ADDRESS:
                  STREET 1:                 333 South Main Street, Ste 203
                  STREET 2:                 P.O. Box 6759
                  CITY:                     Ketchum
                  STATE:                    ID
                  ZIP:                      83340
                  BUSINESS PHONE:           2086227792

         MAIL ADDRESS:
                  STREET 1:                 P.O. Box 6759
                  CITY:                     Ketchum
                  STATE:                    ID
                  ZIP:                      83340

         FORMER COMPANY:
                  FORMER CONFORMED NAME:    Barhill Acquisition Corp
                  DATE OF NAME CHANGE:      19980812

                            SCHEDULE 14C INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

   FILED BY THE REGISTRANT [X] FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:
     [ ]   PRELIMINARY PROXY STATEMENT      [ ] CONFIDENTIAL, FOR USE OF THE
               COMMISSION ONLY (AS PERMITTED BY RULE 14C-5(D)(2))
                      [X] DEFINITIVE INFORMATION STATEMENT

                      [ ] DEFINITIVE ADDITIONAL MATERIALS

                      [ ] SOLICITING MATERIAL UNDER RULE 14A-12


                            AQUA VIE BEVERAGE CORP.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [X] NO FEE REQUIRED.
  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

       (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                    Common
                 Preferred

        (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:
                   95,121,117 common and 16,018.092 preferred


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a

(4)  Proposed  maximum  aggregate  value  of  transaction:  n/a

(5)  Total  fee  paid:  n/a


     [ ]  Fee paid previously with preliminary materials:  n/a


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid:


     (2)   Form, Schedule or Registration Statement No.:  14C


     (3)   Filing  Party:  Registrant


     (4)   Date Filed:  July 8, 2002

                              AQUA VIE BEVERAGE CORP

                      333 South Main Street Ste 203
                           Ketchum, Idaho 83340

                              Information Statement

                                  July 8, 2002


          The Company wishes to inform  shareholders  of the following  proposed
actions  by  consent,   which  we  are  proposing  to  provide  Management  with
flexibility to effect future financing for the Company.


         1. Approve amendments to the Articles which would combine the common shares in the alternative as provided below, with the Directors to have the discretion as to which amendment to file, or whether to file any such amendment subject to the requirement that any such amendment to effect a combination must be made on or before April 30, 2003, after which this approval would be withdrawn and the amendment would not be considered approved by the shareholders:
a. At the rate of one share of common for every 20 common shares outstanding at the time of the Board's action or,
b. At the rate of one share of common for every 50 common shares outstanding at the time of the Board's action or,
c. At the rate of one share of common for every 75 common shares outstanding at the time of the Board's action or,
d. At the rate of one share of common for every 100 common shares outstanding at the time of the Board's action.
e. At the rate of one share of common for every 1,000 common shares Outstanding at the time of the Board's action.

         2. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

          You can find more information about this proposal, in the attached Information Statement.



                             By Order of the Board of Directors,

Ketchum, Idaho               /s/Thomas J. Gillespie
                                -------------------
                                Thomas J. Gillespie
July 8, 2002                   President

                            AQUA VIE BEVERAGE CORP
                     333 South Main Street, Ste 203
                              Ketchum, Idaho 83340


                              INFORMATION STATEMENT
                                     FOR THE
                         WRITTEN CONSENT OF STOCKHOLDERS
                                  July 8, 2002


The Corporation's Board of Directors is providing information with respect to the matters referred to in this Information Statement. This Information Statement contains important information. Please read it carefully.

ITEM 1.

Item 1.1.  DATE, TIME AND PLACE OF INFORMATION

     This Information Statement will be mailed to stockholders on or about July 8, 2002.

     In this Information Statement:

     o "We," "us," "our" and the "Company" refer to Aqua Vie Beverage Corp. o "Board of Directors" or "Board" means our Board of Directors, o "SEC" means the Securities and Exchange Commission; and,
     o "Voting Securities" means outstanding shares of our common stock or preferred stock with voting rights.


     The Board set June 5, 2002 as the record date for the Information Statement. There were 95,121,017 shares of our common stock outstanding as at May 24, 2002.

     We  have  summarized  below  important   information  with  respect  to  an
Information Statement in lieu of a shareholder meeting.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM 1.2.  REVOCABILITY OF PROXIES                                    N/A

ITEM 1.3.  DISSENTERS RIGHTOF APPRAISAL                               N/A

ITEM 1.4.  PERSONS MAKING THE SOLICITATION                            N/A

ITEM 1.5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON    N/A
          (see below, Item 3)

ITEM 1.6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the number of shares of our common and preferred stock that are owned by the directors, the Named Executive Officers and Certain Beneficial Owners.

     a). Security Ownership of Certain Beneficial Owners.

     The following table sets forth the security and beneficial ownership interest for each class of equity securities known by the Corporation to have more than five (5%) percent of the voting securities. Numbers are estimated and vary as a function of conversion rates of Series G preferred shares, which proportionally increase relative to the market price below $.02/share or additional sales below $.20/share as measured by a fraction whose numerator is $/02/share, and whose denominator is the lower market price or issuance price. At the time of the consent action, as an example, if the market price of common were $.010/share, voting rights (and conversion rates to common) of Preferred G shares would double from those stated here. As other preferred shares have voting rights based on conversions to common or deemed conversion from common convertibles, if the conversion rate of Series G shares increased because of these factors, the conversion rate (and voting rate) of said other Preferred shares would vary accordingly. Voting and conversion rates are estimated based on a common market at time of the consent action of approximately $02/share, and on the assumption that no below market issuances of stock which would trigger a higher conversion rate occur between the date hereof and when the consent action is taken. Only shares voted by Thomas Gillespie, President, are being utilized to support this consent action, no other common or preferred shares are intended to be voted therefore, and said shares constitute an absolute majority of the votes not withstanding any possible enhancements in voting as described above for information purposes only.

                 Amount of Shares      Percentage                   Name and Address
Title of Class       of Class            of Class                   of Beneficial Owner
--------------       --------            --------                   -------------------


 COMMON          95,121,017 Shares

                  1,383,829                1.65%          Thomas J.  Gillespie,  President and
                                                          Chairman of the Board 333 South Main
                                                          Street, Ste 203 Ketchum, Idaho 83340

                 70,574,255                82.8%          CEDE (Street Name Holder)
                                                          P.O. Box 20 Bowling Green Station
                                                          N.Y., N.Y. 10274

SERIES A PREFERRED  812.991  Preferred  Shares with est.
                             6,462,731  Common Shares and voting  rights.
                            (below may not be 5% holders,  for
                             information only)

                                          57.65%          Bruce  Butcher  1001 4th Ave.  #3827
                                                          Seattle, Washington 98154

                                          42.35%          Joseph J. Wozniak 15404 20th Ave. SW
                                                          Burien, Washington 98166

SERIES B PREFERRED    None Outstanding

SERIES C PREFERRED    None Outstanding

SERIES D PREFERRED            3,965.101   Preferred   Shares  with
                              6,608,634  Common Shares and  36,346,891
                              Shares of voting  rights.  (all voting
                              rights held by Thomas Gillespie)

                                            100%          Brace  Foundation  Trust  333  South
                                                          Main Street, Ste. 203 Ketchum, Idaho
                                                          83340

SERIES E PREFERRED    None Outstanding

SERIES F PREFERRED            1,240    Preferred    Shares    with
                              2,480,000 Common Shares & Voting Rights
                             (may not be 5% holder)

                                            100%          Joseph J. Wozniak 15404 20th Ave. SW
                                                          Burien, Washington 98166

SERIES G PREFERRED            10,000    Preferred    Shares   with
                              80,000,000 Common Shares & 200,000,000 voting rights

                                            100%          Thomas J.  Gillespie,  President and
                                                          Chairman of the Board 333 South Main
                                                          Street, Ste 203 Ketchum, Idaho 83340

(1) Under Rule 13(d) of the Exchange Act, shares not outstanding but subject to options, warrants, rights or conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by persons that have such rights, but are not deemed outstanding for the purpose of computing the percentage for any other person.

(2) As of June 5, 2002, there were 95,121,017 Common shares outstanding and Preferred Voting Rights of 245,289,622 common share equivalents unless otherwise noted, the security ownership disclosed is of record and beneficial.

     b)  Security Ownership of Management.

The following table sets forth certain information with respect to the beneficial ownership of each officer and director, and of all directors and executive officers as a group as of May 24, 2002.


                 Amount of Shares      Percentage                   Name and Address
Title of Class       of Class            of Class                   of Beneficial Owner
--------------       --------            --------                   -------------------
COMMOM
                  1,383,829                1.65%          Thomas J.  Gillespie,  President and
                                                          Chairman of the Board 333 South Main
                                                          Street, Ste 203 Ketchum, Idaho 83340

SERIES D PREFERRED
                               3,965.101   Preferred   Shares  with
                               6,608,634 Common Shares and 36,346,891 Shares of voting rights

                                            100%          Thomas J.  Gillespie,  President and
                                                          Chairman of the Board Beneficiary of
                                                          an   undivided   interest   in   the
                                                          following  trust  Brace   Foundation
                                                          Trust 333 South  Main  Street,  Ste.
                                                          203 Ketchum, Idaho 83340

SERIES G PREFERRED
                                16,000    Preferred    Shares   with
                                80,000,000 Common Shares & 200,000,000 voting rights

                                            100%          Thomas J.  Gillespie,  President and
                                                          Chairman of the Board 333 South Main
                                                          Street, Ste 203 Ketchum, Idaho 83340

  There are no arrangements that may result in change in control of the company.

ITEM 1.7.   DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS. N/A

ITEM 1.8.   EXECUTIVE  COMPENSATION.
N/A

ITEM 1.9.   INDEPENDENT  PUBLIC  ACCOUNTANTS                                N/A

ITEM 1.10.  COMPENSATION  PLANS
N/A

ITEM 1.11.  AUTHORIZATION OR ISSUANCE OF SECURITIES  OTHERWISE THAN FOR EXCHANGE
                                                                             N/A

ITEM 1.12.  MODIFICATION  OR  EXCHANGE  OF  SECURITIES                       N/A

ITEM 1.13.  FINANCIAL  AND  OTHER  INFORMATION
N/A

ITEM 1.14.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS        N/A

ITEM 1.15.  ACQUISITION OR DISPOSITION OF PROPERTY                           N/A

ITEM 1.16.  RESTATEMENT  OF  ACCOUNTS
N/A

ITEM 1.17.  ACTION  WITH  RESPECT  TO  REPORTS.
N/A

ITEM 1.18.  MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED
N/A

ITEM 1.19.  AMENDMENT  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

The Company has determined it is desirable to preserve financing options to provide for alternative combinations of common and to amend the articles to so provide. The various combinations proposed are discretionary as to the Board's approval of whether to file any one of the approved combinations, or no combinations, subject to the requirement that any such amendment to effect a combination must be made on or before April 30, 2003, after which this approval would be withdrawn and the amendment would not be considered approved by the shareholders. The alternative combinations would be 20 to 1, 50 to 1, 75 to 1, 100 to 1, 1000 to 1, and would have the effect of reducing outstanding common shares by the reduction chosen.

ITEM 1.20.  OTHER  PROPOSED  ACTION
N/A

ITEM 1.21.  VOTING  PROCEDURES
N/A

ITEM 1.22.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT       N/A

ITEM 2. Proxies: Proxies are not being solicited as this is a consent action and will not be accepted.

Item 3:     Interest of Parties

Thomas Gillespie, CEO and holder of the Series G preferred shares may benefit from the amendment increasing the common shares as there is not currently enough common shares to satisfy the conversion permitted of Series G Preferred to Common; a similar benefit could accrue if a combination was effected which would free up common share outstanding. Series G and other shares voted by Mr. Gillespie constitute an absolute voting majority of the shares of the compnay and an absolute equity share.

                                  OTHER MATTERS

Other  Business

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting or Information Statement in lieu thereof. If any other matters are properly brought before the Corporation, it is the intention of the persons named in the accompanying information statement to consider such matters in accordance with their best judgment.

Annual Report to Stockholders OR Annual Report on Form 10-K

 The Corporation's annual report on Form 10-K for the year ended July 31, 2001 as filed with the SEC, is available at no charge to stockholders upon written request at the Corporation's mail address. Copies may also be obtained without charge through the EDGAR system at www.sec.gov.

                                 By Order of the Board of Directors



                                 /s/ Thomas J. Gillespie
                                 -----------------------
                                     Thomas J. Gillespie
                                     President & Chairman
DATE  July 8, 2002

July 8, 2002

Dear  Stockholder:

We are providing an Information Statement in lieu of an Annual Meeting or Special Meeting of Stockholders of AQUA VIE BEVERAGE CORP. Detailed information as to the matter under consideration is contained in the accompanying Notice and Information Statement.


                                   Sincerely,


                                   /s/ Thomas J. Gillespie
                                       --------------------
                                       Thomas J. Gillespie
                                       President & Chairman